Exhibit 10.99

November 13, 2014

The Coast Distribution System, Inc.

350 Woodview Avenue

Morgan Hill, California 95037

Re:	Nineteenth Amendment

Ladies and Gentlemen:

The Coast Distribution System, Inc., a Delaware corporation (“Coast Delaware”), United Sales & Warehouse of Texas, Inc., a Texas corporation (“United Sales”), C/P Products Corp., an Indiana corporation (“C/P”), Mohawk Trailer Supply, Inc., a New York corporation (“Mohawk”), and Les Systemes De Distribution Coast (Canada) Inc. The Coast Distribution System (Canada) Inc., a corporation organized under the laws of the Province of Quebec (“Coast Canada”) (Coast Delaware, United Sales, C/P, Mohawk, and Coast Canada are referred to individually as “Borrower” and collectively as “Borrowers”), and Bank of America, N.A. (in its individual capacity, “US Lender”), acting by and through Bank of America, N.A., a national banking association, as agent for US Lender (in such capacity, “Agent”) and Bank of America, N.A. (acting through its Canada branch) (“Canadian Lender”), (US Lender, acting through Agent, and Canadian Lender are referred to collectively as “Lender”), have entered into that certain Third Amended and Restated Loan and Security Agreement dated August 30, 2005 (the “Security Agreement”). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an “Amendment” and collectively the “Amendments”) to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the “Agreement”). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions set forth hereinafter.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Agreement hereby is amended as follows:

(a) Subsection 1 of the Agreement is hereby amended to amend and restate the following definitions in their entirety as follows:

Canadian Inventory Advance Sublimit” shall mean an amount up to the lesser of (i) Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) or (ii) (a) from June 1st of each year through January 31st of each following year, fifty percent (50%) of the value of Eligible Inventory owned by Coast Canada and (b) from February 1st of each year through May of each year, fifty-five percent (55%) of the value of Eligible Inventory owned by Coast Canada; provided, however, that in no event shall the Inventory advances under the Canadian Inventory Advance Sublimit plus the advances under the US Inventory Advance Sublimit exceed Fifteen Million and No/100 Dollars ($15,000,000.00); provided further that Lender may reduce the lending formula with respect to Coast Canada Eligible Inventory in its Permitted Discretion. Coast US acknowledges that any request by Coast Canada to increase the Canadian Inventory Advance Sublimit shall constitute a corresponding request to Coast US to reduce the US Inventory Advance Sublimit. Notwithstanding the

foregoing, during the 2015 calendar year, “Canadian Inventory Advance Sublimit” shall mean an amount up to the lesser of (i) Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) or (ii) fifty percent (50%) of the value of Eligible Inventory owned by Coast Canada; provided, however, that in no event shall the Inventory advances under the Canadian Inventory Advance Sublimit plus the advances under the US Inventory Advance Sublimit exceed Fifteen Million and No/100 Dollars ($15,000,000.00) for the months of January, August, September, October, November and December; Sixteen Million and No/100 Dollars ($16,000,000.00) for the month of February; Seventeen Million and No/100 Dollars ($17,000,000.00) for the months of March and July; and Eighteen Million and No/100 Dollars ($18,000,000.00) for the months of April, May and June; provided further that Lender may reduce the lending formula with respect to Coast Canada Eligible Inventory in its Permitted Discretion.

“Canadian Maximum Loan Sublimit” shall mean an amount up to Eight Million and No/100 Dollars ($8,000,000.00), except as such amount may be increased or decreased by Canadian Lender in its Permitted Discretion, minus the FX Reserve (if any), provided that Coast Canada may, upon three (3) days prior notice, request that the Canadian Maximum Loan Sublimit be increased or decreased in increments of Five Hundred Thousand and No/100 Dollars ($500,000.00). Coast US acknowledges that any request by Coast Canada to increase the Canadian Maximum Loan Sublimit shall constitute a corresponding request to Coast US to reduce the US Maximum Loan Sublimit by a like amount. Borrowers acknowledge that the amount of the Canadian Maximum Loan Sublimit as of the date hereof is Four Million and No/100 Dollars ($4,000,000.00) and the amount of the US Maximum Loan Sublimit as of the date hereof is Twenty One Million and No/100 Dollars ($21,000,000.00). Borrowers further acknowledge that the amount of the Canadian Maximum Loan Sublimit plus the amount of the US Maximum Loan Sublimit shall in no event exceed Twenty Five Million and No/100 Dollars ($25,000,000.00). Notwithstanding the foregoing, during the 2015 calendar year, Borrowers further acknowledge that the amount of the Canadian Maximum Loan Sublimit plus the amount of the US Maximum Loan Sublimit shall in no event exceed Twenty Five Million and No/100 Dollars ($25,000,000.00) during the months of January, August, September, October, November and December; Twenty Seven Million Five Hundred Thousand and No/100 Dollars ($27,500.000.00) during the months of February and July; Thirty Million and No/100 Dollars ($30,000,000.00) during the months of March, April and May; and Twenty Nine Million and No/100 Dollars ($29,000,000.00) during the month of June.

“Maximum Loan Limit” shall mean an amount not to exceed Twenty Five Million and No/100 Dollars ($25,000,000.00). Notwithstanding the foregoing, during the 2015 calendar year, “Maximum Loan Limit” shall mean an amount not to exceed Twenty Five Million and No/100 Dollars ($25,000,000.00) during the months of January, August, September, October, November and December; Twenty Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) during the months of February and July; Thirty Million and No/100 Dollars ($30,000,000.00) during the months of March, April and May; and Twenty Nine Million and No/100 Dollars ($29,000,000.00) during the month of June.

“US Inventory Advance Sublimit” shall mean the lesser of (i) up to Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) or (ii) (a) from June 1st of each year through January 31st of each following year, fifty percent (50%) of the value of Eligible Inventory owned by Coast US and (b) from February 1st of each year through May 31st of each year, fifty five percent (55%) of the value of Eligible Inventory owned by Coast US; provided, however, that in no event shall the Inventory advances under the US Inventory Advance Sublimit plus advances under the Canadian Inventory

Advance Sublimit exceed Fifteen Million and No/100 Dollars ($15,000,000.00); provided further that US Lender may reduce the lending formula with respect to Coast US’ Eligible Inventory in its Permitted Discretion. Notwithstanding the foregoing, during the 2015 calendar year, “US Inventory Advance Sublimit” shall mean the lesser of (i) Fifteen Million and No/100 Dollars ($15,000,000.00) during the months of January, August, September, October, November and December; Sixteen Million and No/100 Dollars ($16,000,000.00) during the month of February; and Seventeen Million and No/100 Dollars ($17,000,000.00) during the months of March and July; and Eighteen Million and No/100 Dollars ($18,000,000.00) during the months of April, May, and June; (ii) fifty percent (50%) of the value of Eligible Inventory owned by Coast US; provided, however, that in no event shall the Inventory advances under the US Inventory Advance Sublimit plus advances under the Canadian Inventory Advance Sublimit exceed Fifteen Million and No/100 Dollars ($15,000,000.00) for the months of January, August, September, October, November and December; Sixteen Million and No/100 Dollars ($16,000,000.00) during the month of February; Seventeen Million and No/100 Dollars ($17,000,000.00) during the months of March and July; and Eighteen Million and No/100 Dollars ($18,000,000.00) during the months of April, May and June; provided further that US Lender may reduce the lending formula with respect to Coast US’ Eligible Inventory in its Permitted Discretion.

“US Maximum Loan Sublimit” shall mean an amount up to Twenty Five Million and No/100 Dollars ($25,000,000.00), except as such amount may be increased or decreased by Lender in its Permitted Discretion, provided that Coast US may, upon three (3) days prior notice, request that the US Maximum Loan Sublimit be increased or decreased in increments of Five Hundred Thousand and No/100 Dollars ($500,000.00). Coast Canada acknowledges that any request by Coast US to increase the Coast US Maximum Loan Sublimit shall constitute a corresponding request to Coast Canada to reduce the Canadian Maximum Loan Sublimit by a like amount. Borrowers acknowledge that the amount of the US Maximum Loan Sublimit as of the date hereof is Twenty One Million and No/100 Dollars ($21,000,000.00) and the amount of the Canadian Maximum Loan Sublimit as of the date hereof is Four Million and No/100 Dollars ($4,000,000.00). Borrowers further acknowledge that the amount of the US Maximum Loan Sublimit plus the amount of the Canadian Maximum Loan Sublimit shall in no event exceed Twenty Five Million and No/100 Dollars ($25,000,000.00). Notwithstanding the foregoing, during the 2015 calendar year, “US Maximum Loan Sublimit” shall mean an amount up to (i) Twenty Five Million and No/100 Dollars ($25,000,000.00) during the months of January, August, September, October, November and December; Twenty Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) during the months of February and July; Thirty Million and No/100 Dollars ($30,000,000.00) during the months of March, April and May; and Twenty Nine Million and No/100 Dollars ($29,000,000.00) during the month of June; except as such amount may be increased or decreased by Lender in its Permitted Discretion, provided that Coast US may, upon three (3) days prior notice, request that the US Maximum Loan Sublimit be increased or decreased in increments of Five Hundred Thousand and No/100 Dollars ($500,000.00). Coast Canada acknowledges that any request by Coast US to increase the Coast US Maximum Loan Sublimit shall constitute a corresponding request to Coast Canada to reduce the Canadian Maximum Loan Sublimit by a like amount. Borrowers acknowledge that the amount of the US Maximum Loan Sublimit as of the date hereof is Twenty One Million and No/100 Dollars ($21,000,000.00) and the amount of the Canadian Maximum Loan Sublimit as of the date hereof is Four Million and No/100 Dollars ($4,000,000.00). Borrowers further acknowledge that the amount of the US Maximum Loan Sublimit plus the amount of the Canadian Maximum Loan Sublimit shall in no event exceed Twenty Five Million and No/100 Dollars ($25,000,000.00) during the months of January, August, September, October, November and December; Twenty Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) during the months of February and July;

Thirty Million and No/100 Dollars ($30,000,000.00) during the months of March, April and May; and Twenty Nine Million and No/100 Dollars ($29,000,000.00) during the month of June.

(b) Subsection 4(c)(v) is hereby amended and restated in its entirety as follows:

(c)(v) Amendment Fee. Borrowers shall pay to Lender a one-time fee of Twenty Five Thousand and No/100 Dollars ($25,000.00) which shall be fully earned and payable on the date hereof.

(c) Subsections 14(a) and 14(c) of the Agreement is hereby amended and restated in its entirety as follows:

(a)	Fixed Charge Coverage Ratio.

Borrowers shall not permit their Fixed Charge Coverage Ratio for each period set forth below to be less than the ratio set forth below for the corresponding period set forth below (it being understood that the Fixed Charge Coverage Ratio is not being measured for the fiscal quarter ending September 30, 2014):

Period	Ratio
For the 12 month period ending on March 31, 2015 and for each twelve (12) month period ending on the last day of each fiscal quarter thereafter	1.10:1.0

(c)	EBITDA

Borrowers shall maintain EBITDA of at least $800,000 for the twelve (12) month period ending December 31, 2014.

2. Borrowers represent and warrant to Lender that this Amendment has been approved by all necessary corporate action, and each individual signing below represents and warrants that he or she is fully authorized to do so.

3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated by this Amendment, the Agreement and all Exhibits thereto are ratified and confirmed by Borrowers and Lender and remain in full force and effect in accordance with their terms.

4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same agreement. This Amendment may be delivered by facsimile, and when so delivered will have the same force and effect as delivery of an original signature.

5. Borrowers shall reimburse Lender for all reasonable attorney’s fees (whether for internal or outside counsel) incurred by Lender in connection with the documentation and consummation of this Nineteenth Amendment to the Agreement.

6. Lender shall have received a copy of this Amendment executed by Borrowers and Lender, together with the Guarantor’s Acknowledgment attached hereto, executed by each Guarantor, and payment of the “Amendment Fee” required to be paid pursuant to Subsection 4(c)(v) hereof.

(Remainder of page intentionally blank; signatures follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDER:

BANK OF AMERICA, N.A., as Agent

By:	/s/ JOHN W. MUNDSTOCK

Title:	Senior Vice President

BANK OF AMERICA, N.A., as US Lender

By:	/s/ JOHN W. MUNDSTOCK

Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its
Canada branch, as Canadian Lender

By:	/s/ MEDINA SALES De ANDRADE

Title:	Vice President

BORROWERS:

THE COAST DISTRIBUTION SYSTEM, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President

UNITED SALES & WAREHOUSE OF TEXAS, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President

C/P PRODUCTS, CORP.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President

MOHAWK TRAILER SUPPLY, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President

LES SYSTEMES DE DISTRIBUTION COAST (CANADA) INC. THE COAST DISTRIBUTION SYSTEM (CANADA) INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President

GUARANTOR’S ACKNOWLEDGMENT

The undersigned guarantor acknowledges that Bank of America, N.A., (in its individual capacity, “US Lender”), acting by and through Bank of America, N.A., as agent for US Lender (in such capacity, “Agent”) and Bank of America, N.A. (acting through its Canada branch), (“Canadian Lender”) (US Lender, acting through Agent, and Canadian Lender are referred to collectively as “Lender”) have no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing Nineteenth Amendment (the “Nineteenth Amendment”) to the Third Amended and Restated Loan and Security Agreement dated August 30, 2005, as amended, modified or supplemented from time to time. The undersigned guarantor nevertheless: (i) acknowledges and agrees to the terms and conditions of the Nineteenth Amendment; and (ii) acknowledges that its guaranty remains fully valid, binding, and enforceable.

9002-1288 QUEBEC INC.

By:	/s/ SANDRA A. KNELL
Title:	Executive Vice President

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